EXHIBIT 10.1
                                                                    ------------


                                   ASSIGNMENT

                  THIS ASSIGNMENT made this 24th day of May 2005 by and between IVOICE, INC., with an office at 750 Highway 34 Matawan, NJ 07747 (the "Assignor"), CORNELL CAPITAL PARTNERS, LP, with an office at 101 Hudson Street -Suite 3700, Jersey City, NJ 07302 (the "Assignee") and CORPORATE STRATEGIES, INC., with an office at 1770 St. James Place - Suite 116 Houston, TX 77056 (the "Company").


                                   WITNESSETH

         WHEREAS, the Assignor and the Company entered into a Securities Purchase Agreement, Security Agreement, a Registration Rights Agreement, Irrevocable Transfer Agent Instructions, and Escrow Agreement on June 24, 2004 (collectively referred to as the "Transaction Documents");

         WHEREAS, as a result the Assignor is the holder of a convertible debenture for Five Hundred Thousand Dollars ($500,000) issued on June 24, 2004 by the Company (the "Convertible Debenture").

         WHEREAS, Assignor desires to assign such Convertible Debenture to Assignee as well as and all rights and benefits conferred therein as well all rights, benefits, obligations, representations, warranties, and covenants pursuant to the Transaction Documents and the Assignee desires to purchase such Convertible Debenture and all rights and benefits conferred therein as well as assume all rights, benefits, and obligations, representations, warranties, and covenants pursuant to the Transaction Documents for a total purchase price of Five Hundred Fifty Thousand Dollars ($500,000), plus accrued interest from the Convertible Debenture from the date of issue through the date hereof (the "Purchase Price").

         NOW, THEREFORE, for and in consideration of the Purchase Price, receipt of which is hereby acknowledged, and in further consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

         1. Assignor does hereby assign, transfer and set over to Assignee, its successors and assigns, all of its rights, benefits conferred, title, interests, and obligations pursuant to the Transaction Documents;

         2. Assignor does hereby absolutely, irrevocably and unconditionally sell, assign, transfer and set over to Assignee, its successors and assigns, all of its rights, benefits conferred, title, interests, obligations, the right to collect from the Company the amounts set forth on the Convertible Debenture, plus accrued but unpaid penalties and interest under the Convertible Debenture (pro rata based upon the amounts assigned) as the holder in and to the Convertible Debenture.

         3.    The Assignor warrants, represents and covenants that:

               (a) the Convertible Debenture attached hereto is a the original Convertible Debenture issued pursuant to the Securities Purchase Agreement;

               (b) the Assignor is the sole and absolute owner of the Convertible Debenture, free of all claims, encumbrances and security interests of every nature;

               (c) the Assignor has not heretofore assigned or pledged the Convertible Debenture or any interest in the Convertible Debenture;

         4.    The Assignee acknowledges:

               (a) the assignment hereby documented;

               (b) to assume all rights, benefits conferred, title, interests, and obligations, representations, warranties, and covenants pursuant to the Transaction Documents;

               (c) to assume all of rights, benefits conferred, title, interests, as the holder, in and to the Convertible Debenture;

               (d) The Purchase Price payable by the Assignee to the Assignor shall be applied and offset against the outstanding balance of a promissory note issued by the Assignor and held by the Assignee.

         5.    The Company acknowledges:

               (a) the assignment hereby documented and that the Assignee shall be entitled to all rights, benefits conferred, title, interests, obligations, representations, warranties, and covenants pursuant to the Transaction Documents and the Convertible Debenture.

         6. This assignment is binding upon the successors and assigns of the parties hereto.

         7. Notices hereunder shall be given in writing by certified or registered mail, return receipt requested, addressed to such addresses as the parties may designate.


         IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above written.


                                                     THE ASSIGNOR:
                                                     ------------

                                                     IVOICE, INC.


                                                     By:
                                                         -----------------------
                                                     Name: Jerry Mahoney
                                                     Its:  President

                            ACCEPTANCE OF ASSIGNMENT
                            ------------------------

         The undersigned, do hereby acknowledge and accept the foregoing Assignment on this ____ day of May 2005.



                                            ASSIGNEES:
                                            ---------

                                            CORNELL CAPITAL PARTNERS, LP
                                            By:   Yorkville Advisors, LLC
                                            Its:  General Partner


                                            By:
                                               --------------------------------
                                            Name: Mark A. Angelo
                                            Its:  President & Portfolio Manager





                                            THE COMPANY:
                                            -----------

                                            CORPORATE STRATAGIES, INC.

                                            By:
                                               --------------------------------
                                            By:   Tim Connolly
                                            Its:  President